SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K




                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                January 17, 1995
Date of Report ........................................................
                    (Date of earliest event reported)

                         CHRYSLER FINANCIAL CORPORATION
........................................................................
          (Exact name of registrant as specified in its charter)


State of Michigan                    1-5966              38-0961430
......................................................................
(State or other jurisdiction       (Commission)        (IRS Employer
  of incorporation)                   File No.)     Identification No.)


               27777 Franklin Rd., Southfield, Michigan 48034
               ..............................................
                 (Address of principal executive offices)



                                                   (810) 948-3060
Registrant's telephone number, including area code....................

Item 5.  Other Events.

    On January 17, 1995, the registrant released its financial statements for the year ended December 31, 1994 and the report thereon of Deloitte & Touche LLP, Independent Auditors. A copy of such financial statements and report of Deloitte & Touche LLP is annexed as
Exhibit 99 to this Report and by this reference incorporated herein and made a part hereof.





Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

    Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


    (a)  Financial statements of businesses acquired;

         None

    (b)  Pro forma financial information:

         None

    (c)  Exhibit:

         23   Consent of Deloitte & Touche LLP, Independent Auditors.

         27   Financial Data Schedule.

         99   Copy of financial statements of Chrysler Financial
              Corporation for the year ended December 31, 1994 and the report thereon of Deloitte & Touche LLP, Independent Auditors.

                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHRYSLER FINANCIAL CORPORATION



Date:  January 17, 1995                By: /s/ Robert A. Link
                                          -------------------------
                                           Robert A. Link
                                           Secretary

                               EXHIBIT INDEX


Exhibit
  No.         Description of Exhibit
- -------       ----------------------

Exhibit

    23        Consent of Deloitte & Touche LLP, Independent Auditors.

    27        Financial Data Schedule.

    99        Copy of financial statements of Chrysler Financial
              Corporation for the year ended December 31, 1994 and the report of Deloitte & Touche LLP, Independent Auditors.